Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies
Commitments and Contingencies

Note 11

Commitments and Contingencies

On September 19, 2012, the United States Immigration and Customs Enforcement (“ICE”) executed three search warrants authorizing the seizure of certain records from Seaboard’s offices in Merriam, Kansas and at the Seaboard Foods employment office and the human resources department in Guymon, Oklahoma.  The warrants generally called for the seizure of employment-related files, certain e-mails and other electronic records relating to Medicaid and Medicaid recipient, certain health care providers in the Guymon area, and Seaboard’s health plan and certain personnel issues.  This investigation is being handled by the United States Attorney’s Office for the Western District of Oklahoma (“USAO”).  Seaboard is cooperating with the USAO in connection with this investigation.  No civil or criminal proceedings or charges have been filed or brought.  It is not possible at this time to determine whether Seaboard will incur any fines, penalties or liabilities in connection with this matter.

Seaboard is subject to various legal proceedings related to the normal conduct of its business, including various environmental related actions. In the opinion of management, none of these actions is expected to result in a judgment having a materially adverse effect on the consolidated financial statements of Seaboard.

Contingent Obligations

Certain of the non-consolidated affiliates and third party contractors who perform services for Seaboard have bank debt supporting their underlying operations. From time to time, Seaboard will provide guarantees of that debt allowing a lower borrowing rate or facilitating third party financing in order to further business objectives. Seaboard does not issue guarantees of third parties for compensation. As of December 31, 2012, guarantees outstanding to third parties were not material. Seaboard has not accrued a liability for any of the third party or affiliate guarantees as management considers the likelihood of loss to be remote. See Note 8 for discussion of letters of credit.

Commitments

As of December 31, 2012 Seaboard had various firm non-cancelable purchase commitments and commitments under other agreements, arrangements and operating leases, as described in the table below:

Purchase commitments	Years ended December 31,
(Thousands of dollars)	2013	2014	2015	2016	2017	Thereafter
Hog procurement contracts	$187,555	$118,035	$105,410	$87,767	$69,047	$4,358
Grain and feed ingredients	120,308	4,317	3,700	-	-	-
Grain purchase contracts for resale	665,192	-	-	-	-	-
Fuel supply contract	85,279	-	-	-	-	-
Equipment purchases and facility improvements	48,814	-	-	-	-	-
Construction of new dry bulk vessels	4,150	70,550	-	-	-	-
Other purchase commitments	17,521	144	45	34	35	131
Total firm purchase commitments	1,128,819	193,046	109,155	87,801	69,082	4,489
Vessel, time and voyage-charters	77,846	36,558	30,282	19,021	18,993	81,869
Contract grower finishing agreements	11,883	11,156	9,689	9,997	9,831	9,241
Other operating lease payments	19,583	16,498	14,594	14,281	14,468	172,509
Total unrecognized firm commitments	$1,238,131	$257,258	$163,720	$131,100	$112,374	$268,108

Seaboard has contracted with third parties for the purchase of live hogs to process at its pork processing plant, and has entered into grain and feed ingredient purchase contracts to support its live hog operations. The commitment amounts included in the table are based on projected market prices as of December 31, 2012.  During 2012, 2011 and 2010, this segment paid $190,471,000, $181,383,000 and $183,982,000, respectively, for live hogs purchased under committed contracts.

The Commodity Trading and Milling segment enters into grain purchase contracts and ocean freight contracts, primarily to support firm sales commitments. These contracts are valued based on projected commodity prices as of December 31, 2012.  This segment also has short-term voyage-charters in place for delivery of future grain sales.

The Power segment has a natural gas supply contract for 2013 which will supply the majority of the fuel required for the operation of the dual fuel power generating facility.  The commitment has both fixed and variable price components and thus the amount included in the table above is partially based on market prices as of December 31, 2012.

In June 2012, Seaboard entered into an agreement to build four dry bulk vessels to be used by the Commodity Trading and Milling segment at a total cost of approximately $83,000,000. A down payment of $8,300,000 was made in July 2012.  These vessels are expected to be completed in 2014 with the majority of the amount due in 2014.

The Marine segment enters into contracts to time-charter vessels for use in its operations. These contracts range from short-term time charters for a few months and long-term commitments ranging from one to twelve years. This segment’s charter hire expenses during 2012, 2011 and 2010 totaled $88,110,000, $87,895,000 and $57,606,000, respectively.

To support the operations of the Pork segment, Seaboard has contract grower finishing agreements in place with farmers to raise a portion of Seaboard’s hogs according to Seaboard’s specifications under long-term service agreements. Under the terms of the agreements, additional payments would be required if the grower achieves certain performance standards. The contract grower finishing obligations shown above do not reflect these incentive payments which, given current operating performance, total approximately $1,500,000 per year. In the event the farmer is unable to perform at an acceptable level, Seaboard has the right to terminate the contract. During the years ended 2012, 2011 and 2010, Seaboard paid $13,641,000, $13,037,000 and $13,752,000, respectively, under contract grower finishing agreements.

Seaboard also leases various facilities and equipment under non-cancelable operating lease agreements, including a terminal operations agreement at the Port of Miami which runs through 2028. Rental expense for operating leases amounted to $29,224,000, $25,916,000 and $24,835,000 in 2012, 2011 and 2010, respectively.